Not for Product Promotional Use Q4 2025 Results February 5, 2026

Not for Product Promotional UseQ4 2025 Results Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to: (i) new laws, government actions, agreements and regulations, including with respect to pricing controls and market access and the imposition of new tariffs, trade restrictions and export regulations, including the potential for international reference pricing and most-favored nation drug pricing for our products, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward- looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex- FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP measures, including non-GAAP earnings per share (EPS), to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of accelerated depreciation and impairment charges, legal and other settlements, gains and losses from equity investments and other adjustments. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results. Certain information presented in the accompanying presentation may not add due to the use of rounded numbers.

3 Q4 2025 Results Chris Boerner, PhD Board Chair and Chief Executive Officer

Not for Product Promotional UseQ4 2025 Results Q4 & FY 2025 Performance *See “Forward-Looking Statements and Non-GAAP Financial Information” 1. Not an exhaustive list of assets, programs, or indications $6.4 $7.4 Q4 2024 Q4 2025 $ in billions 4 Pumitamig $22.6 $26.4 2024 2025 Zola-cel navlimetostat (PRMT5 inhibitor) Growth Portfolio Revenues Key Milestones1 Growth Portfolio products with annual revenue >$1B Executing on recent launch opportunities Achieved multiple clinical & regulatory milestones +16%; +15% Ex-FX* +17%; +17% Ex-FX*

Q4 2025 Results Not for Product Promotional Use Significant data expected in 2026…and beyond* NME registrational data 2026 • Admilparant IPF (ALOFT-IPF) • Arlo-cel 4L+ MM (QUINTESSENTIAL) • Iberdomide RRMM PFS (EXCALIBER-RRMM) • Mezigdomide RRMM (SUCCESSOR-2) • Milvexian AF (LIBREXIA-AF1) • Milvexian SSP (LIBREXIA-STROKE1) • RYZ101 2L+ GEP-NETs (ACTION-1) 2027 • AR LDD mCRPC (rechARge) 2028 • Atigotatug + nivolumab 1L ES-SCLC (TIGOS) • Golcadomide High-Risk 1L LBCL (GOLSEEK-1) • Iza-bren 1L TNBC (IZABRIGHT-Breast01) • Pumitamig 1L ES-SCLC (ROSETTA-Lung-012) • Zola-cel SLE (Breakfree-SLE) • Zola-cel SSc (Breakfree-SSc) LCM pivotal data 2026 • Cobenfy AD Psychosis (ADEPT-1, 2 & 4) • Sotyktu SLE (POETYK SLE-1 & 2) 2027 • Admilparant PPF (ALOFT-PPF) • Cobenfy Bipolar-I (BALSAM-1 & 2) • Mezigdomide RRMM (SUCCESSOR-1) • Reblozyl 1L NTD MDS Associated Anemia (ELEMENT) • Sotyktu Sjogren’s Disease (POETYK SjS-1) 2028 • Arlo-cel 2-4L MM (QUINTESSENTIAL-2) • Cobenfy AD Agitation (ADAGIO-2) • Cobenfy AD Cognition (MINDSET-1 & 2) • Cobenfy Adjunctive Bipolar-1 (BALSAM-4) • Golcadomide 2L+ FL (GOLSEEK-4) • Iza-bren EGFRm NSCLC (IZABRIGHT-Lung01) • Krazati 1L NSCLC PD-L1 ≥50% (KRYSTAL-7) Key next wave early-stage data 2026 • BCMAxGPRC5D dual-targeting CAR T RRMM • Golcadomide 1L FL (GOLSEEK-2) • MYK-224 HFpEF (AURORA) • Navlimetostat (PRMT5 inhibitor) Solid Tumors • Pumitamig Solid Tumors2 • Zola-cel Autoimmune Diseases (Breakfree-1 & 2) 2027 • Anti-MTBR-tau Alzheimer’s Disease (TargetTau-1) • FAAH/MAGL AD Agitation (BALANCE-AAD-1) • FAAH/MAGL MS Spasticity (BALANCE-MSS-1) *See “Forward-Looking Statements”, NME: New Molecular Entity, LCM: Life Cycle Management; 1. Trial conducted by Johnson & Johnson; 2. Trial conducted by BioNTech 5

Q4 2025 Results Not for Product Promotional Use 6 2026 Non-GAAP Revenue & EPS Guidance* Continued Strong Growth Portfolio Performance WW Eliquis Revenue2 growth 10% to 15% Continued LOE Impact for Legacy Portfolio Lower OpEx YoY *See “Forward-Looking Statements and Non-GAAP Financial Information”; 2026 Guidance excludes the impact of any potential future strategic acquisitions, divestitures, specified items that have not yet been identified and quantified, and the impact of future Acquired IPRD charges and licensing income; 1. Guidance provided in February was calculated based on mid-January foreign exchange rates; 2. The Company does not intend to provide guidance specific to U.S. Eliquis revenue for 2026 and 2027 going forward and is not reaffirming any previously provided guidance related thereto. Total Revenues (Reported & Ex-FX)1 ~$46.0 - $47.5B Non-GAAP EPS1 $6.05 - $6.35

7 Q4 2025 Results David Elkins Executive Vice President and Chief Financial Officer

Q4 2025 Results Not for Product Promotional Use $ in billions Revenue continues to transition to the Growth Portfolio Other Growth Brands1 Growth Portfolio Legacy Portfolio Other Mature Brands $6.4 $7.4 $6.0 $5.1 Q4 2024 Q4 2025 $12.3 $12.5 $22.6 $26.4 $25.7 $21.8 2024 2025 $48.2$48.3 +17% Ex-FX* +16% YoY +15% Ex-FX* +17% YoY 8 *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Other Growth Brands: Augtyro, Onureg, Inrebic, Nulojix, Empliciti, & Royalty Revenues, including royalties received from Merck on Winrevair

Not for Product Promotional UseQ4 2025 Results Q4 2025 Oncology product summary *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Abraxane: Q4 2025 WW Sales $84M - YoY% (52%), (52%) Ex-FX* Global Net Sales1 $M YoY % Ex-FX* % $2,693 +9% +7% $810 +20% +18% $350 +38% +37% $133 --- --- $55 +41% +41% Opdivo • Performance reflects recent launches in MSI-high CRC, HCC & 1L NSCLC strength Opdualag • U.S. sales growth driven by continued demand as a standard of care in 1L melanoma • Ex-U.S. growth from new EU launches Qvantig • Increasing adoption from patients & providers across indicated tumor types • Uptake progressing as expected 9

Not for Product Promotional UseQ4 2025 Results Global Net Sales $M YoY % Ex-FX* % $692 (16%) (16%) $666 +22% +21% $602 (55%) (55%) $392 +49% +47% $100 (4%) (6%) $79 (60%) (60%) Q4 2025 Hematology product summary *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. In the U.S., generic pomalidomide entry is expected in Q1 of 2026; 2. In the U.S., generic lenalidomide products are no longer volume-limited as of January 31, 2026 1 Reblozyl • U.S. strong continued demand across 1L MDS- associated anemia • Ex-U.S. growth driven by demand & new launches across multiple markets Breyanzi • Best-in-class CD19 directed CAR T with strong demand across five indications • Profile supports continued outpatient administration & adoption in community sites to enable CAR T class growth 10 2

Not for Product Promotional UseQ4 2025 Results Q4 2025 Cardiovascular & Immunology product summary Global Net Sales (Cardiovascular) $M YoY % Ex-FX* % $3,453 +8% +6% $353 +59% +57% *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Sotyktu is no longer promoted in dermatology in the U.S. and in a number of ex-U.S. markets Eliquis • U.S. sales reflect demand growth & market share gains • Remains #1 OAC in key Ex-U.S. markets Camzyos • Continued strong U.S. demand in oHCM • Ex-U.S. continued launch momentum across markets 11 Global Net Sales (Immunology) $M YoY % Ex-FX* % $1,009 +1% 0% $86 +4% +3% Sotyktu • Preparation for March 6 PsA PDUFA • Phase 3 data in SLE and SjD expected through 2026 and 2027 1

Not for Product Promotional UseQ4 2025 Results Q4 2025 Neuroscience product summary Global Net Sales $M YoY % Ex-FX* % $160 +1% (1%) $51 >200% >200% Cobenfy • Continued steady growth • Strong and consistent feedback highlighting strength of efficacy on positive/negative symptoms and cognition • Focused on driving breadth and depth of adoption *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Zeposia is primarily being marketed in MS 1 12

Not for Product Promotional UseQ4 2025 Results US GAAP Non-GAAP $ in billions, except EPS Q4 2025 FY 2025 Q4 2025 FY 2025 Total Revenues, net 12.5 48.2 12.5 48.2 Gross Margin % 67.2% 71.1% 71.9% 72.6% Operating Expenses1 4.8 17.2 4.6 16.6 Acquired IPR&D 1.4 3.7 1.4 3.7 Amortization of Acquired Intangibles 0.8 3.3 - - Effective Tax Rate 26.2% 24.4% 22.1% 18.8% Diluted EPS 0.53 3.46 1.26 6.15 Diluted Shares Outstanding (# in millions) 2,041 2,039 2,041 2,039 Q4 & Full Year 2025 Financial Performance U.S. G AP Non- P* Diluted EPS Impact from Acquired IPR&D2 (0.60) (1.40) (0.60) (1.40) *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Operating Expenses = SG&A and R&D; 2. Represents the net impact from Acquired IPRD & licensing income 13

Not for Product Promotional UseQ4 2025 Results Strategic approach to Capital Allocation 1. Cash includes cash, cash equivalents and marketable debt securities; 2. Relative to the total debt level as of March 31, 2024; 3. Subject to Board approval Cash flow from Operations $B 14 $4.4 $2.0 $3.9 $6.3 $2.0 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $B Q4 2025 Total Cash1 ~$11.1 Total Debt ~$45.1 Business Development • Pursue opportunities and partnerships to diversify portfolio & strengthen long-term outlook Balance Sheet Strength • Strong balance sheet affords financial flexibility • Maintain strong investment-grade credit rating • Achieved targeted ~$10B debt paydown ahead of schedule2 Returning Cash to Shareholders • Remain committed to our dividend3 • ~$5B share repurchase authorization remaining as of Dec 31, 2025

2026 Guidance*

	Non-GAAP[1]
	February
Total FY Revenues (Reported & Ex-FX)	~$46.0 - $47.5B
Gross Margin %	~69-70%
Operating Expenses[3]	~$16.3B
Other Income/ (Expense)	~($700M)
Tax Rate	~18%
Diluted EPS	$6.05 - $6.35

Key Highlights

- FY revenue reflects:
  - Continued Growth Portfolio strength
  - 12% to 16% decline in Legacy Portfolio
    - 10% to 15% growth in WW Eliquis revenue[2]
- Gross margin reflects impact of product mix (higher Eliquis and lower Revlimid and Pomalyst revenue)
- OpEx reflects net impact from investments and savings from strategic productivity initiative
- OI&E reflects expiration of diabetes royalties, interest income, and interest expense

Diluted weighted-average shares outstanding of 2,049 million were used to calculate 2026 diluted EPS guidance

*The Company does not reconcile forward-looking non-GAAP measures. See "Forward-Looking Statements and Non-GAAP Financial Information"; 2026 Guidance excludes the impact of any potential future strategic acquisitions, divestitures, specified items that have not yet been identified and quantified, and the impact of future Acquired IPRD charges and licensing income; 1. Guidance provided in February was calculated based on mid-January foreign exchange rates; 2. The Company does not intend to provide guidance specific to U.S. Eliquis revenue for 2026 and 2027 going forward, and is not reaffirming any previously provided guidance related thereto; 3. Operating Expenses = SG&A and R&D

Bristol Myers Squibb | Q4 2025 Results

Not for Product Promotional Use 15

Chris Boerner, PhD Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer Adam Lenkowsky Executive VP, Chief Commercialization Officer Cristian Massacesi, MD Executive VP, Chief Medical Officer, Global Drug Development Q4 2025 Results Q&A